EXXON MOBIL CORPORATION	EXHIBIT 99.2

3Q14 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	3Q14	2Q14	1Q14	4Q13	3Q13
Upstream
United States	1,257	1,193	1,244	1,186	1,050
Non-U.S.	5,159	6,688	6,539	5,600	5,663
Total	6,416	7,881	7,783	6,786	6,713
Downstream
United States	460	536	623	597	315
Non-U.S.	564	175	190	319	277
Total	1,024	711	813	916	592
Chemical
United States	765	528	679	808	680
Non-U.S.	435	313	368	102	345
Total	1,200	841	1,047	910	1,025

Corporate and financing	(570)	(653)	(543)	(262)	(460)
Net income attributable to ExxonMobil (U.S. GAAP)	8,070	8,780	9,100	8,350	7,870

Earnings per common share (U.S. GAAP)	1.89	2.05	2.10	1.91	1.79
Earnings per common share
- assuming dilution (U.S. GAAP)	1.89	2.05	2.10	1.91	1.79

Capital and Exploration Expenditures, $M
Upstream
United States	2,261	2,698	2,092	2,098	2,314
Non-U.S.	6,163	5,696	5,172	6,534	7,161
Total	8,424	8,394	7,264	8,632	9,475
Downstream
United States	364	296	228	264	207
Non-U.S.	416	386	312	409	349
Total	780	682	540	673	556
Chemical
United States	342	502	397	369	282
Non-U.S.	284	212	233	248	227
Total	626	714	630	617	509
Other	7	10	2	2	6

Total Capital and Exploration Expenditures	9,837	9,800	8,436	9,924	10,546

Exploration Expense Charged to Income, $M
Consolidated	- United States	39	104	35	70	129
- Non-U.S.	279	389	280	518	355
Non-consolidated - ExxonMobil share	- United States	3	50	1	15	2
- Non-U.S.	107	63	22	109	108
Exploration Expenses Charged to Income Included Above	428	606	338	712	594

Effective Income Tax Rate, %	43%	41%	45%	46%	48%

Common Shares Outstanding (millions)
At quarter end	4,235	4,265	4,294	4,335	4,369
Average - assuming dilution	4,267	4,297	4,328	4,361	4,395

Total Cash and Cash Equivalents ($G)[1]	5.0	6.3	5.8	4.9	5.7

Total Debt ($G)	21.8	21.8	21.4	22.7	21.3

Cash Flow from Operations and Asset Sales ($G)
Net cash provided by operating activities	12.4	10.2	15.1	10.2	13.4
Proceeds associated with asset sales	0.1	2.6	1.1	1.8	0.2
Cash flow from operations and asset sales	12.5	12.8	16.2	12.0	13.6

1 Includes restricted cash of $0.1G in 3Q14, $0.2G in 2Q14, $0.2G in 1Q14, $0.3G in 4Q13, $0.4G in 3Q13.

EXXON MOBIL CORPORATION

3Q14 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Supplemental Information (continued)

Net production of crude oil, natural gas	3Q14	2Q14	1Q14	4Q13	3Q13
liquids, bitumen and synthetic oil, kbd
United States	442	458	442	446	423
Canada / South America	295	282	315	320	273
Europe	174	178	195	194	175
Africa	483	473	480	455	497
Asia	601	597	666	775	778
Australia / Oceania	70	60	50	45	53
Total liquids production	2,065	2,048	2,148	2,235	2,199

Natural gas production available for sale, mcfd
United States	3,411	3,421	3,412	3,455	3,557
Canada / South America	272	316	336	365	370
Europe	2,192	2,426	3,465	3,508	2,210
Africa	1	6	7	4	6
Asia	4,027	4,070	4,519	4,273	4,357
Australia / Oceania	692	511	277	282	414
Total natural gas production available for sale	10,595	10,750	12,016	11,887	10,914

Total worldwide liquids and gas production, koebd	3,831	3,840	4,151	4,216	4,018

Refinery throughput, kbd
United States	1,835	1,711	1,811	1,823	1,896
Canada	409	418	378	387	451
Europe	1,499	1,445	1,432	1,310	1,496
Asia Pacific	655	686	702	744	810
Other Non-U.S.	193	194	186	188	194
Total refinery throughput	4,591	4,454	4,509	4,452	4,847

Petroleum product sales, kbd
United States	2,697	2,651	2,605	2,712	2,667
Canada	514	494	488	472	477
Europe	1,585	1,525	1,513	1,458	1,543
Asia Pacific	746	733	762	882	903
Other Non-U.S.	457	438	449	470	441
Total petroleum product sales	5,999	5,841	5,817	5,994	6,031

Gasolines, naphthas	2,482	2,436	2,401	2,533	2,455
Heating oils, kerosene, diesel	1,968	1,887	1,865	1,881	1,887
Aviation fuels	445	412	428	443	482
Heavy fuels	389	379	429	416	419
Specialty products	715	727	694	721	788
Total petroleum product sales	5,999	5,841	5,817	5,994	6,031

Chemical prime product sales, kt
United States	2,376	2,351	2,392	2,486	2,469
Non-U.S.	3,873	3,788	3,736	3,591	3,776
Total chemical prime product sales	6,249	6,139	6,128	6,077	6,245

EXXON MOBIL CORPORATION

3Q14 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Supplemental Information (continued)

Earnings Factor Analysis, $M	3Q14 vs. 3Q13	3Q14 vs. 2Q14
Upstream
Prior Period	6,713	7,881
Realization	-670	-850
Volume / Mix	340	460
Other	30	-1,070
Current Period	6,416	6,416
Downstream
Prior Period	592	711
Margin	820	310
Volume / Mix	100	210
Other	-490	-210
Current Period	1,024	1,024
Chemical
Prior Period	1,025	841
Margin	210	350
Volume / Mix	10	-10
Other	-40	20
Current Period	1,200	1,200

Upstream Volume Factor Analysis, KOEBD
Prior Period	4,018	3,840
United Arab Emirates Onshore Concession Expiry	-148	-
Entitlements - Net Interest	-2	-
Entitlements - Price / Spend	-44	6
Quotas	-	-
Divestments	-36	-13
Net Growth	43	-2
Current Period	3,831	3,831

Sources and Uses of Funds ($G)	3Q14
Beginning Cash	6.3
Earnings	8.1
Depreciation	4.4
Working Capital / Other	-0.1
Proceeds Associated with Asset Sales	0.1
PP&E Adds / Investments and Advances	-7.9
Shareholder Distributions	-5.9
Ending Cash	5.0

Notes:

The 3Q14 beginning and ending balances include restricted cash of $0.2G and $0.1G, respectively.

PP&E Adds / Investments and Advances includes PP&E adds of ($8.2G) and net advances of $0.3G.

EXXON MOBIL CORPORATION

3Q14 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Supplemental Information (continued)

Average Realization Data	3Q14	2Q14	1Q14	4Q13	3Q13
United States
ExxonMobil
Crude ($/b)	89.60	98.55	93.18	91.75	101.73
Natural Gas ($/kcf)	3.93	4.46	4.78	3.42	3.31

Benchmarks
WTI ($/b)	97.48	103.05	98.75	97.38	105.80
ANS-WC ($/b)	101.38	108.05	105.74	104.67	110.52
Henry Hub ($/mbtu)	4.07	4.68	4.95	3.60	3.58

Non-U.S.
ExxonMobil
Crude ($/b)	96.76	103.72	101.54	101.79	106.72
Natural Gas ($/kcf)	8.47	9.00	10.59	9.93	9.49
European NG ($/kcf)	7.64	8.71	10.36	10.31	10.26

Benchmarks
Brent ($/b)	101.85	109.63	108.22	109.27	110.36

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the third quarter of 2014.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.